UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York (Address of Principal Executive Offices)		10120 (Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2009 (the “Form 8-K”) to provide the exhibits and schedules to (i) the Revolving Credit Agreement dated as of March 20, 2009 (the “Credit Agreement”) that Foot Locker, Inc. (the “Company”) entered into with the lenders thereunder, Bank of America, N.A., as administrative agent, collateral agent, Swing Line Lender and L/C Issuer; J.P. Morgan Chase Bank, N.A. and Wells Fargo Retail Finance, LLC, as co-syndication agents; U.S. Bank National Association, as Documentation Agent; and Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, and (ii) the Security Agreement dated as of March 20, 2009. The Credit Agreement is Exhibit 10.1 and the Security Agreement is Exhibit 10.3 to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

10.1	Credit Agreement dated as of March 20, 2009, including the schedules and exhibits[1]

10.3	Security Agreement dated as of March 20, 2009, including the schedules

[1] Certain portions of these schedules have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)
Date: May 21, 2009
	By:	/s/ Robert W. McHugh
Executive Vice President and Chief Financial Officer